SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             -----------------------

                               First Amendment to
                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                            ----------------------


       Date  of  Report  (Date  of  earliest  event  reported):  April 13, 2001
                                                                 ---------------



                               NEW CINEMA PARTNERS
                        --------------------------------
             (Exact name of registrant as specified in its charter)


            NEVADA                   0-31315                   87-0772357
     ----------------------         ---------            ----------------------
   (State of incorporation or       (Commission            (I.R.S. Employer
         organization)              File Number)          Identification Number)


              357 Bay St., Suite 404, Toronto, Ontario  M5H2T7
         --------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


      Registrant's  telephone  number,  including  area  code:  (416) 367 - 8299
                                                                ---------------



ITEM  5.   OTHER EVENTS.
--------   -------------


On March 5, 2001, the Registrant publicly disseminated a press release announcing the resignation of Damian Lee, the Company's President and Chief Executive Officer, as well as a director of the Corporation.


The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

On April 13, 2001, the Company's Board of Directors unanimously approinted the Company's Chief Financial Officer, Martin Lapedus, as the Company's acting President and Chief Financial Officer.

ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.
-------    -------------------------------------

(c)        Exhibit.

99.1       The  Registrant's  Press  Release  dated  March 5,  2001.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NEW CINEMA PARTNERS
                                   -------------------
                                  (Registrant)


Date:  April 12,  2001          /s/ Martin Lapedus
                                   --------------------
                                   Martin Lapedus
                                   Acting President



                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                  Sequential
Number          Description                              Page  Number
------          -----------                              ------------

99.1            The  Registrant's  Press  Release               3
                dated  March 5,  2001

[Exhibit  99.1  -  Press  Release]

                      Monday March 5, 11:02 am Eastern Time
Press Release

SOURCE: New Cinema Partners

New Cinema Partners Accepts Resignation of Damian Lee

TORONTO, March 5 /PRNewswire/ - New Cinema Partners (OTC Bulletin Board: NCPP - news) announced today that the Board of Directors has accepted the resignation of Damian Lee as Chairman of the Board and President of the Company.

Since the Company endeavored to become a fully reporting issuer the business of the company has primarily been rooted in exploring the development of feature films.

The Company acquired certain intellectual property from Mr. Lee's independent film company, Stone Canyon Pictures in July of 2000 as described in the Companies' form 10-SB.

Since that time Mr. Lee has not completed any development film financing.

Although the Company has explored various alternatives to the exclusive direction of Mr. Lee, there can be no assurances that the Company will be successful in finding another film producer such as Damian Lee to lead the Companies efforts.

The Board of Directors was confident that Mr. Lee would lead the Company for many years and took certain measures to insure this by signing Mr. Lee to a strict non-competition agreement which was attached to the 10-SB filing. However, Mr. Lee has chosen to resign despite this measure.

The Board of Directors of the Company will endeavor to hire a qualified investment banking firm to explore solutions to address the current situation and will report to the shareholders as soon as any new information is available.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the ``Act''). In particular, when used in the proceeding discussion, the words ``plan'', ``confident that'', ``believe'', ``expect'', or ``intend to'', and similar conditional expressions are intended to identify forward-looking statements within the meaning of the Act and are subject to safe harbour created by the Act. Such statements are subject to certain risks and uncertainties and actual results could differ materially from those expressed in any forward-looking statements.

SOURCE: New Cinema Partners